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Scudder Massachusetts Tax-Free Fund

Classes A, B and C

Semiannual Report

September 30, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Massachusetts Tax-Free Fund	Nasdaq Symbol	CUSIP Number
Class A	SQMAX	811184-803
Class B	SQMBX	811184-886
Class C	SQMCX	811184-878

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	9.90%	9.41%	8.37%	6.23%	6.66%
Class B(a)	9.44%	8.53%	7.51%	5.38%	5.81%
Class C(a)	9.38%	8.50%	7.54%	5.41%	5.84%
Lehman Brothers Municipal Bond Index++	8.58%	8.93%	8.49%	6.63%	6.90%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 9/30/02	$ 15.15	$ 15.15	$ 15.16
3/31/02	$ 14.10	$ 14.10	$ 14.11
Distribution Information: Six Months: Income Dividends	$ .3346	$ .2726	$ .2731
September Income Dividend	$ .0522	$ .0424	$ .0434
SEC 30-day Yield+	3.18%	2.51%	2.53%
Current Annualized Distribution Rate+	4.33%	3.52%	3.61%
Tax Equivalent Yield+	5.49%	4.33%	4.36%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended September 30, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 42.04% (combined Massachusetts state and federal income tax rates). Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Massachusetts Municipal Debt Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	55	8

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales changes with distributions reinvested. If sales changes had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Massachusetts Tax-Free Fund - Class A [] Lehman Brothers Municipal Bond Index++

Yearly periods ended September 30

Comparative Results (Adjusted for Sales Charge)
Scudder Massachusetts Tax-Free Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$10,449	$12,154	$12,917	$18,194
	Average annual total return	4.49%	6.72%	5.25%	6.17%
Class B(c)	Growth of $10,000	$10,553	$12,226	$12,897	$17,588
	Average annual total return	5.53%	6.93%	5.22%	5.81%
Class C(c)	Growth of $10,000	$10,850	$12,435	$13,013	$17,632
	Average annual total return	8.50%	7.54%	5.41%	5.84%
Lehman Brothers Municipal Bond Index++	Growth of $10,000	$10,893	$12,769	$13,785	$19,487
	Average annual total return	8.93%	8.49%	6.63%	6.90%

The growth of $10,000 is cumulative.

a Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Massachusetts Tax-Free Fund during such periods and have been adjusted to reflect the higher gross annual operating expenses and the current applicable sales charge of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
++ The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay in fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic stability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

The economy remains caught in a tug of war between powerful opposing forces that make neither a sharp acceleration nor a relapse into recession likely. Instead, we'll probably see a continued moderate recovery.

Several things are slowing down the economy right now. The economic boom of the late 1990s left stocks overvalued, and their prices have been coming back down. It left companies with more capital than they needed and they had to lay off workers to stay profitable. And it left individuals without enough savings - which means they were reluctant to spend money. Political uncertainty around the world, corporate accounting scandals, and sluggish growth abroad are also making people and businesses less willing to forge ahead.

But there are also several factors supporting economic activity. The government is keeping the economy on track with tax relief and interest rate cuts. Tax relief and interest rate cuts put more money back into the hands of individuals and businesses. And individuals and businesses are starting to spend that money. That's good, because spending - whether it's individuals buying cars and homes or businesses buying equipment - stimulates the economy.

The end result: We expect the economic recovery to persist-but slowly. The economy will only pick up when the factors slowing the economy diminish, and individuals and businesses become more confident. For that to happen, the government policies now in effect - such as low interest rates - will have to remain in effect well into 2003. Fortunately, we expect that to happen. We believe that the Federal Reserve Board is very sensitive to any signs that the economic recovery is faltering - and if it sees those signs, will cut interest rates even more.

One warning, however: A recovery depends on the absence of any adverse shocks to the system. For example, if developments in the Middle East don't go smoothly, the recovery could be disrupted.

Economic Guideposts Data as of 9/30/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

How will these developments affect the markets? In the equity markets, prices are more reasonable - but returns are still unlikely to come close to those we saw in the late 1990s. And if the moderate recovery persists, as we expect, fixed-income markets will likely give up some of their recent gains. That's because higher interest rates typically result in declines in bond prices. However, we expect that this decline will be limited until the recovery strengthens more and the Fed seems more likely to raise interest rates.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of October 17, 2002, and may not actually come to pass.

Portfolio Management Review

Scudder Massachusetts Tax-Free Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Massachusetts Tax-Free Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Philip G. Condon

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1983 and the fund in 1989.

Over 26 years of investment industry experience.

MBA, University of Massachusetts at Amherst.

Rebecca L. Wilson

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1986 and the fund in 1999.

Over 16 years of investment industry experience.

Philip G. Condon serves as lead portfolio manager of Scudder Massachusetts Tax-Free Fund, and Rebecca L. Wilson is a portfolio manager. In the following interview, Scudder's municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: How did the municipal bond market perform in the six-month period ended September 30, 2002?

A: Overall, municipal bonds outperformed both stocks and the general bond market, as measured by the Lehman Brothers Aggregate Bond Index, during the period. (See table below.) Investors generally sought out higher-quality, relatively more stable investments. Investors were drawn to such investments as the US economy and stock market continued to struggle and concerns grew over a conflict with Iraq. In this environment, Treasury bonds soared, particularly in the third quarter. Municipal bonds also posted positive returns. Corporate bonds lagged as concerns over corporate accounting irregularities persisted. As the yield on shorter-maturity bonds declined, the municipal bond yield curve shifted. (The yield curve illustrates the relationship between the yield on bonds of the same credit quality but different maturities.) Specifically, the municipal bond yield curve steepened or the difference between shorter-maturity bonds and longer-maturity bonds grew.

Municipal bonds deliver strong returns (Six-month period ended September 30, 2002)
Index	Return
Lehman Brothers Municipal Bond Index	8.58%
Lehman Brothers Aggregate Bond Index	5.36%
S&P 500 Index	-28.36%

The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.

The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.

It is not possible to invest directly in an index. Past performance is no guarantee of future results.

Q: How did bond yields react during the period?

A: In the last six months, the yield curve steepened. Specifically, as of March 28, 2002, the difference in yield between a one-year AAA-rated municipal bond and a 30-year AAA-rated municipal bond was 312 basis points (or 3.12 percentage points). The difference among those maturities had increased to 318 basis points (or 3.18 percentage points) as of September 30, 2002. Much of the steepness in the yield curve occurred as a result of declining yields among short-maturity bonds. For instance, the yield on a 10-year AAA-rated municipal bond generally declined in the last six months. A 10-year AAA-rated municipal bond yielded 3.31 percent as of September 30, 2002 - 119 basis points less than the 4.50 percent it was yielding as of March 28, 2001.

Municipal Bond Yield Curve

Maturity (in years)

Source: Deutsche Asset Management

Past performance is no guarantee of future results.

Q: How did Scudder Massachusetts Tax-Free Fund perform during the period?

A: In the last six months, the fund delivered strong absolute and relative results. Scudder Massachusetts Tax-Free Fund rose 10.01 percent (Class S shares). That return outpaced that of its typical peer in the Lipper Massachusetts Municipal Debt Funds category.1 The category's average Lipper peer gained 8.68 percent. The fund earned a place in the category's top decile. The fund outperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 8.58 percent. (Please see page 3 for standardized performance.)In the last six months, the fund delivered strong absolute and relative results. Scudder Massachusetts Tax-Free Fund rose 9.90 percent (Class A shares unadjusted for sales charges), a return that outpaced its typical peer in the Lipper Massachusetts Municipal Debt Funds category.1 The average peer in the category gained 8.68 percent during the period, according to Lipper, Inc. The fund earned a place in the category's top decile. The fund outperformed its benchmark, the unmanaged Lehman Brothers Municipal Bond Index, which delivered 8.58 percent. (Please see page 3 for standardized performance.)

1 The Massachusetts Municipal Debt Funds category includes funds that limit their assets to securities that are exempt from taxation in Massachusetts.

Past performance is no guarantee of future results.

Q: How did the fund's positioning contribute to its performance during the period?

A: Management's focus on intermediate-term bonds with solid structures aided the fund's results. The fund also continued to benefit from management's focus on bonds with solid call protection. Some municipal bonds, just like a home mortgage, can be paid off early, or "called." As interest rates continued to decrease, many municipal borrowers decided to repay their loans and take on new loans with lower rates. If an investor holds that original bond, it will be paid off early. Reinvesting these proceeds usually means owning other municipal bonds at lower rates. To help reduce the chance that the fund's bonds will be repaid early and that new, lower-yielding bonds will have to be purchased in their place, management focuses on owning "call-protected" bonds. Municipal borrowers cannot pay off call-protected bonds for a number of years. As borrowing rates declined, other investors were willing to purchase these call-protected bonds at a higher price. So, returns on call-protected bonds in the portfolio have generally increased and aided the fund's performance.

Q: What affected the Massachusetts municipal bond market during the period?

A: States across the nation, including Massachusetts, have seen their tax receipts reduced by the current economic environment. In recent months, management has concentrated on investing in essential service revenue bonds. Such bonds include debt that funds water departments, transportation systems and sewer systems. These bonds typically have more stable revenue and we believe may hold up better in more troubled economies.

At the same time, we saw the supply of municipal bonds increase in the period. This increase occurred because interest rates have been so low that many borrowers have seized this opportunity to refinance their higher-rate loans.

Q: How have you positioned Scudder Massachusetts Tax-Free Fund for the road ahead?

A: As the yield curve is currently quite steep by historical standards, management is generally preparing for the yield curve to begin to become less steep. Management expects to continue to increase the fund's exposure to bonds with maturities in the range of 15 years to 25 years, while at the same time working to keep the fund's duration neutral.2 Management plans to continue to focus on essential service revenue bonds. The team believes that this area of the market should hold up better as some Massachusetts bonds are affected by the current economic environment. Management remains committed to its focus on call-protected, premium-coupon bonds with solid structures. Overall, the inflation rate remains at a stable, low level. Therefore, management continues to see municipal bonds as an attractive part of a well-balanced portfolio on an after-tax basis.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

2 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. For example, a duration of 5 means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and that the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment. Management intends to keep the fund's duration neutral because the team does not believe that forecasting the direction of interest rates is a portfolio management technique that consistently adds value to the portfolio.

Portfolio Summary September 30, 2002

Diversification	9/30/02	3/31/02

State General Obligations/Lease	18%	19%
Water and Sewer Revenue	15%	16%
Higher Education	12%	10%
Hospital/Health Revenue	12%	11%
Other General Obligation/Lease	11%	12%
Sales/Special Tax	8%	7%
Port/Airport Revenue	3%	4%
Resource Recovery	2%	4%
Electric Revenue	2%	2%
Miscellaneous Municipal	17%	15%
	100%	100%

Quality	9/30/02	3/31/02

AAA*	56%	51%
AA	30%	30%
A	3%	5%
BBB	5%	7%
BB	1%	1%
CCC	1%	1%
Not Rated	4%	5%
	100%	100%

Weighted average quality: AA and AA, respectively.

* Includes cash equivalents
Effective Maturity	9/30/02	3/31/02

Less than 1 year	2%	2%
1-5 years	10%	12%
5-10 years	59%	52%
10-15 years	20%	24%
15 years or greater	9%	10%
	100%	100%

Weighted average effective maturity: 9.4 and 9.7 years, respectively.

Diversification, quality and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Long-Term Municipal Investments 98.9%
Massachusetts 96.9%
Bellingham, MA, Other GO, 5.375%, 3/1/2015 (b)	1,765,000	2,011,412
Boston, MA, Industrial Development Finance Authority, Springhouse Project, Prerefunded, 9.25%, 7/1/2025	2,000,000	2,426,660
Boston, MA, Hospital & Healthcare Revenue, 5.0%, 8/1/2018 (b)	4,000,000	4,300,520
Boston, MA, Industrial Development Revenue:
6.5%, 9/1/2035	2,000,000	1,987,220
8.0%, 9/1/2035	1,000,000	1,003,780
Boston, MA, Project Revenue, Convention Center Act 1997, Series A, 5.0%, 5/1/2015 (b)	2,730,000	2,994,510
Boston, MA, Senior Care Revenue, Industrial Development Finance Authority, First Mortgage, Springhouse, Inc., 5.5%, 7/1/2008	1,020,000	1,021,397
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	1,210,000	1,545,388
Groton-Dunstable, MA, School District GO, Regional School District:
5.0%, 10/15/2014 (b)	1,920,000	2,151,610
5.0%, 10/15/2015 (b)	1,920,000	2,131,123
Holliston, MA, Other GO, 5.5%, 12/1/2015 (b)	1,660,000	1,905,082
Holyoke, MA, Electric Revenue, Gas & Electric Department, Series A, 5.375%, 12/1/2016 (b)	1,260,000	1,420,927
Hopkinton, MA, Other GO:
5.5%, 9/1/2012	1,735,000	2,031,217
5.5%, 9/1/2014	1,735,000	2,015,185
Ipswich, MA, Other GO, 5.25%, 11/15/2017 (b)	2,325,000	2,547,572
Massachusetts, Series A, ETM, 7.5%, 6/1/2004	5,585,000	6,000,803
Massachusetts, Health & Educational Facilities Authority, Cooley Dickson Hospital, Inc., Series A, Prerefunded, 7.125%, 11/15/2018	1,835,000	1,924,621
Massachusetts, Health & Educational Facilities Authority, Melrose-Wakefield Healthcare, Series C, Prerefunded, 6.0%, 7/1/2012	1,000,000	1,159,480
Massachusetts, Port Authority, Tax-Exempt Receipts, ETM, 13.0%, 7/1/2013	1,000,000	1,432,860
Massachusetts, Water Pollution Abatement Program:
Series A, ETM, 5.25%, 8/1/2013	3,110,000	3,613,944
Series 2, Prerefunded, 5.7%, 2/1/2015	1,115,000	1,237,260
Massachusetts, Series C, ETM, Zero Coupon, 12/1/2004 (d)	7,505,000	7,231,293
Massachusetts, Airport Revenue, Port Authority, Series A, 5.75%, 7/1/2011	2,000,000	2,312,940
Massachusetts, Airport Revenue, Port Authority, Inverse Floater, 16.74%, 1/1/2016** (b)	2,500,000	3,240,550
Massachusetts, Airport Revenue, Special Facilities, USAir Project, AMT, Series A, 5.5%, 9/1/2006 (b)	640,000	709,933
Massachusetts, Airport Revenue, USAir Private Jet, AMT, Series A, 5.75%, 9/1/2016 (b)	1,000,000	1,082,460
Massachusetts, Electric Revenue, Wholesale Electrical Company Power Supply, Inverse Floater, Series 674, 15.88%, 7/1/2016** (b)	5,397,500	8,015,773
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts:
6.625%, 5/1/2009	2,415,000	2,927,680
6.625%, 5/1/2010	2,575,000	3,160,890
6.75%, 5/1/2011	2,745,000	3,442,120
6.875%, 5/1/2014	1,300,000	1,688,154
Massachusetts, Higher Education Revenue, Development Finance Agency, 5.75%, 7/1/2012	500,000	594,415
Massachusetts, Higher Education Revenue, Development Finance Agency, Smith College, Prerefunded, 5.75%, 7/1/2015	1,265,000	1,503,870
Massachusetts, Higher Education Revenue, Development Finance Agency, WGBH Educational Foundation:
Series A, 5.375%, 1/1/2015 (b)	1,200,000	1,362,228
Series A, 5.375%, 1/1/2016 (b)	1,200,000	1,354,176
Series A, 5.375%, 1/1/2017 (b)	1,200,000	1,348,176
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Harvard University, Series Z, 5.75%, 1/15/2013	6,000,000	7,206,780
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Massachusetts Institute of Technology:
Series I-1, 5.2%, 1/1/2028	6,500,000	7,229,235
Series K, 5.375%, 7/1/2017	5,400,000	6,276,852
Series K, 5.5%, 7/1/2032	5,000,000	5,831,550
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, Suffolk University, Series C, 5.65%, 7/1/2011 (b)	1,045,000	1,180,119
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, University of Massachusetts Project, Series C, 5.5%, 10/1/2014 (b)	1,645,000	1,913,859
Massachusetts, Higher Education Revenue, Health & Educational Facilities Authority, UMass Worcester Campus, Series B, 5.25%, 10/1/2013 (b)	500,000	565,630
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Babson College, Series A, 5.375%, 10/1/2017	1,700,000	1,814,920
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Belmont Hill School:
5.15%, 9/1/2013	1,000,000	1,063,440
5.625%, 9/1/2020	1,265,000	1,332,070
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Concord Academy, 5.45%, 9/1/2017	1,205,000	1,260,346
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Dana Hall School Issue, 5.7%, 7/1/2013	1,000,000	1,053,720
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Deerfield Academy, 5.125%, 10/1/2017	1,520,000	1,654,718
Massachusetts, Higher Education Revenue, Industrial Finance Agency, The Tabor Academy, 5.4%, 12/1/2018	1,000,000	1,031,560
Massachusetts, Higher Education Revenue, Industrial Finance Agency, Worcester Polytechnic, Series II, 5.125%, 9/1/2016 (b)	2,600,000	2,862,418
Massachusetts, Higher Education Revenue, Western New England College, 5.75%, 7/1/2012 (b)	1,110,000	1,307,247
Massachusetts, Hospital & Healthcare Revenue, Development Agency, Biomedical Research:
6.25%, 8/1/2013	2,180,000	2,469,351
6.375%, 8/1/2014	1,000,000	1,130,000
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Series D, 6.5%, 7/1/2010 (b)	860,000	880,477
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Baystate Medical Center:
Series F, 5.7%, 7/1/2027	3,000,000	3,138,330
Series F, 5.75%, 7/1/2033	2,000,000	2,094,820
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Berkshire Health System:
Series C, 5.9%, 10/1/2011	800,000	823,080
Series E, 6.25%, 10/1/2031	2,000,000	2,076,560
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Caritas Christi, Series A, 5.625%, 7/1/2020	4,000,000	3,977,400
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Civic Investments, Series A, 9.0%, 12/15/2015	4,000,000	4,278,200
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Inverse Floater, 9.62%, 8/15/2010** (b)	3,400,000	3,675,434
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Massachusetts General Hospital, Series F, 6.25%, 7/1/2012 (b)	5,000,000	6,005,550
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Medical, Academic & Scientific, Series B, 6.5%, 1/1/2009	5,000,000	5,310,300
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	1,750,000	1,879,920
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Newton-Wellesley Hospital, Series G, 6.0%, 7/1/2012 (b)	1,000,000	1,119,630
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, North Adams Hopsital, Series C, 6.625%, 7/1/2018	1,560,000	1,470,472
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Partners Healthcare System, Series A, 5.25%, 7/1/2013 (b)	2,000,000	2,141,160
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, UMass Memorial, Series C, 6.625%, 7/1/2032	3,000,000	3,091,500
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Winchester Hospital, Series B, 6.75%, 7/1/2030	2,000,000	2,119,600
Massachusetts, Hospital & Healthcare Revenue, Health and Educational Facilities Authority, Milford-Whitinsville Hospital, Series D, 6.35%, 7/15/2032	3,250,000	3,371,225
Massachusetts, Hospital & Healthcare Revenue, Industrial Finance Agency, East Boston Neighborhood Project:
7.25%, 7/1/2006	485,000	485,078
7.625%, 7/1/2026	2,750,000	2,752,805
Massachusetts, Hospital & Healthcare Revenue, Partners Healthcare System, Series C, 5.75%, 7/1/2032	8,000,000	8,543,920
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	4,000,000	3,989,560
Massachusetts, Pollution Control Revenue, Water Pollution Abatement Program, Series A, ETM, 5.375%, 8/1/2015	5,000,000	5,841,000
Massachusetts, Pollution Control Revenue, Water Pollution Abatement Program, Pooled Loan Program, Series 4, 5.125%, 8/1/2013	2,000,000	2,218,200
Massachusetts, Port Authority Revenue, Rites-PA 592A, Inverse Floater, AMT, 9.11%, 7/1/2011** (b)	4,195,000	5,152,425
Massachusetts, Port Authority Revenue, Rites-PA 592B, Inverse Floater, AMT, 9.11%, 7/1/2012** (b)	805,000	978,550
Massachusetts, Port Authority Revenue, Rites-PA 598A, Inverse Floater, AMT, 10.07%, 7/1/2013** (b)	930,000	1,193,553
Massachusetts, Port Authority Revenue, Rites-PA 598B, Inverse Floater, AMT, 10.07%, 7/1/2014** (b)	995,000	1,263,511
Massachusetts, Port Authority Revenue, Rites-PA 598C, Inverse Floater, AMT, 10.07%, 7/1/2015** (b)	1,065,000	1,338,098
Massachusetts, Port Authority Revenue, Rites-PA 598D, Inverse Floater, AMT, 10.32%, 7/1/2016** (b)	925,000	1,164,261
Massachusetts, Port Authority Revenue, Rites-PA 598E, Inverse Floater, AMT, 10.32%, 7/1/2017** (b)	775,000	965,146
Massachusetts, Port Authority Revenue, Rites-PA 598F, Inverse Floater, AMT, 8.82%, 7/1/2018** (b)	1,310,000	1,469,283
Massachusetts, Project Revenue, Development Finance Agency, 100 Cambridge Street Redevelopment, Series A, 5.125%, 2/1/2034 (b)	4,000,000	4,169,080
Massachusetts, Project Revenue, Rail Connections, Inc., Route 128 Parking Garage Project, Series A, ETM, 5.3%, 7/1/2009	705,000	808,755
Massachusetts, Public Housing Revenue, Health & Educational Facilities Authority, Cape Cod Healthcare, Series B, 5.45%, 11/15/2023	650,000	638,989
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Series A, 5.625%, 1/1/2015 (b)	4,000,000	4,615,000
Massachusetts, Resource Recovery Revenue, Development Finance Agency, Resource Recovery, Inverse Floater, Series 563, 9.42%, 1/1/2016** (b)	2,500,000	3,262,525
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association, 9.0%, 9/1/2005 (e)	1,840,000	1,887,288
Massachusetts, Sales & Special Tax Revenue, Series A, 5.375%, 6/1/2019 (b)	10,000,000	11,046,600
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, 5.5%, 12/15/2013	5,000,000	5,902,450
Massachusetts, Sales & Special Tax Revenue, Federal Highway, Series A, Zero Coupon, 12/15/2014	9,000,000	5,490,090
Massachusetts, Sales & Special Tax Revenue, Grant Anticipation Notes:
Series A, 5.25%, 12/15/2012	7,050,000	8,143,596
5.5%, 6/15/2014	7,000,000	7,921,200
Massachusetts, Sales & Special Tax Revenue, Security Trust Certificates, Inverse Floater, Series 7002, 8.81%, 6/1/2020** (b)	5,000,000	5,996,250
Massachusetts, School District GO, Development Finance Agency, Belmont Hill School, 5.375%, 9/1/2023	1,175,000	1,252,797
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Assisted Living Facilities TNG Marina Bay LLC Project, ATM, 7.5%, 12/1/2027	1,000,000	1,047,970
Massachusetts, Senior Care Revenue, Industrial Finance Agency, Edgewood Retirement Community, Series A, Prerefunded, 9.0%, 11/15/2025	1,650,000	2,037,024
Massachusetts, Senior Care Revenue, Industrial Finance Agency, First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/2020***	1,000,000	1,250
Massachusetts, Single Family Housing Revenue, Housing Finance Agency, Housing Project, Series B, 6.05%, 12/1/2009 (b)	3,000,000	3,201,390
Massachusetts, Special Assessment Revenue, Bay Transportation Authority, Series A, 5.75%, 7/1/2015	6,405,000	7,378,112
Massachusetts, Special Assessment Revenue, Transportation Authority, Special Assessment, Series A, 5.75%, 7/1/2011	4,250,000	4,961,663
Massachusetts, State Agency (GO) Lease, Hynes Convention Center, Zero Coupon, 9/1/2004	2,000,000	1,932,020
Massachusetts, State Agency (GO) Lease, Transportation Authority, 7.75%, 1/15/2006	800,000	883,432
Massachusetts, State GO:
Series D, 5.5%, 11/1/2019	4,325,000	5,043,080
Series C, 6.0%, 8/1/2009 (b)	2,000,000	2,366,760
Series B, ETM, 6.5%, 8/1/2008	5,400,000	6,468,606
Massachusetts, State GO, Consolidated Loan:
Series D, 5.5%, 11/1/2014 (b)	4,990,000	5,893,539
Series D, 5.5%, 11/1/2019 (b)	2,500,000	2,925,175
Series C, Prerefunded, 5.75%, 10/1/2013 (d)	5,000,000	5,934,650
Series A, 7.5%, 6/1/2004	2,975,000	3,113,397
Massachusetts, State GO, Inverse Floater, Series B, 8.90%, 12/1/2016**	5,000,000	6,711,800
Massachusetts, State GO, Rites-PA 647, Inverse Floater, 10.18%, 11/1/2010**	2,000,000	2,788,200
Massachusetts, State GO, Rites-PA 721B, Inverse Floater, 9.67%, 6/1/2011**	10,620,000	14,442,775
Massachusetts, State GO, Transportation Authority:
Series C, 6.1%, 3/1/2013	1,500,000	1,820,310
Series B, 6.2%, 3/1/2016	3,100,000	3,841,923
Massachusetts, State GO, Series C, Zero Coupon, 12/1/2004	910,000	876,148
Massachusetts, Transportation/Tolls Revenue, Rail Connections, Inc., Route 128 Parking Garage Project:
Series B, Prerefunded, Zero Coupon, 7/1/2015	750,000	420,585
Series B, Prerefunded, Zero Coupon, 7/1/2016	1,025,000	537,828
Series B, Prerefunded, Zero Coupon, 7/1/2017	1,000,000	490,630
Series A, Prerefunded, 5.4%, 7/1/2010	1,000,000	1,169,750
Series A, Prerefunded, 6.0%, 7/1/2012	250,000	301,580
Series A, Prerefunded, 6.0%, 7/1/2014	250,000	301,580
Massachusetts, Transportation/Tolls Revenue, Rites-PA 721A, Inverse Floater, 9.67%, 6/1/2009**	5,000,000	6,631,600
Massachusetts, Transportation/Tolls Revenue, Rites-PA 798, Inverse Floater, 9.67%, 12/15/2013**	5,000,000	6,666,400
Massachusetts, Transportation/Tolls Revenue, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016 (b)	2,600,000	3,109,262
Massachusetts, Transportation/Tolls Revenue, Transportation Authority, Series A, 5.25%, 3/1/2018 (b)	6,870,000	7,435,401
Massachusetts, Transportation/Tolls Revenue, Turnpike Authority, Series A, Zero Coupon, 1/1/2025 (b)	5,000,000	1,655,250
Massachusetts, Transportation/Tolls Revenue, Water Resource Authority, Series D, 5.5%, 8/1/2011 (b)	6,675,000	7,795,065
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program:
Series A, 5.25%, 8/1/2013	390,000	435,369
Series 5, 5.375%, 8/1/2027	4,775,000	5,074,584
Series 2, 5.7%, 2/1/2015	35,000	38,299
Series A, 6.0%, 8/1/2019	4,000,000	4,914,640
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Inverse Floater, Series 182, 10.10%, 8/1/2011**	5,500,000	7,457,835
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, New Bedford Program, Series A, 5.25%, 2/1/2013	1,000,000	1,147,360
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pool Program:
Series 7, 5.25%, 2/1/2014	5,000,000	5,629,500
Series 6, 5.625%, 8/1/2015	4,710,000	5,400,251
Massachusetts, Water & Sewer Revenue, Water Pollution Abatement Program, Pooled Loan Program, Series 5, 5.5%, 8/1/2012	2,325,000	2,654,987
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015	6,050,000	6,982,608
Series C, 5.25%, 12/1/2015 (b)	4,030,000	4,642,157
Series A, 5.5%, 8/1/2013	1,445,000	1,700,129
Series A, 6.0%, 8/1/2012 (b)	2,485,000	2,953,646
6.0%, 8/1/2013 (b)	1,000,000	1,181,000
6.0%, 8/1/2014 (b)	1,400,000	1,649,172
Series A, 6.5%, 7/15/2009	15,000,000	18,172,500
Series A, 6.5%, 7/15/2019	3,000,000	3,848,370
Medford, MA, Core City GO:
5.0%, 2/15/2014 (b)	2,095,000	2,354,885
5.0%, 2/15/2015 (b)	2,085,000	2,320,668
Middleborough, MA, Other GO:
5.25%, 1/15/2017 (b)	1,525,000	1,663,348
5.25%, 1/15/2018 (b)	1,515,000	1,652,441
5.25%, 1/15/2019 (b)	1,470,000	1,603,358
Nantucket, MA, Other GO:
5.0%, 7/15/2017 (b)	1,000,000	1,068,350
6.8%, 12/1/2011	65,000	66,581
Narragansett, MA, School District GO, Regional School District, 6.5%, 6/1/2012 (b)	1,145,000	1,395,537
Northampton, MA, Other (GO) Lease, 5.5%, 6/15/2013 (b)	1,080,000	1,240,531
Northbridge, MA, Core City GO, 5.25%, 2/15/2014 (b)	1,490,000	1,699,226
Plymouth, MA, County GO:
5.75%, 10/15/2015 (b)	1,900,000	2,227,047
5.75%, 10/15/2016 (b)	1,725,000	2,021,924
Route 3 North, Transportation/Tolls Revenue, Transportation Improvement Association:
5.75%, 6/15/2012 (b)	1,105,000	1,283,380
5.75%, 6/15/2013 (b)	2,500,000	2,894,375
5.75%, 6/15/2016 (b)	4,910,000	5,652,245
Springfield, MA, Core City GO, Municipal Purpose Loan:
5.5%, 8/1/2015 (b)	1,505,000	1,748,690
5.5%, 8/1/2016 (b)	1,685,000	1,943,900
Springfield, MA, Other GO, Municipal Purpose Loan:
6.0%, 10/1/2014 (b)	1,955,000	2,252,473
6.25%, 8/1/2006 (b)	1,000,000	1,153,630
Springfield, MA, Water & Sewer Revenue, Series A, 5.375%, 11/1/2016 (b)	1,250,000	1,409,425
Tantasqua, MA, School District GO, Regional School District:
5.625%, 8/15/2012 (b)	2,580,000	3,021,644
5.625%, 8/15/2013 (b)	2,575,000	2,986,588
5.625%, 8/15/2014 (b)	2,575,000	2,981,361
University of Massachusetts, Higher Education Revenue, University Building Authority:
Series 2, 5.5%, 11/1/2011	1,175,000	1,358,465
Series 2, 5.5%, 11/1/2012	2,465,000	2,836,673
Series 2, 5.5%, 11/1/2013	1,515,000	1,737,660
Series 2, 5.5%, 11/1/2015	1,185,000	1,342,143
Series 2, 5.5%, 11/1/2016	1,250,000	1,415,763
Westfield, MA, Core City GO, 6.5%, 5/1/2013 (b)	1,170,000	1,414,951
Westford, MA, Other (GO) Lease, 5.125%, 4/1/2017 (b)	1,150,000	1,264,851
Westford, MA, School District GO, 5.75%, 4/1/2012 (b)	1,140,000	1,336,935
Worcester, MA, Core City GO, 5.625%, 8/15/2016 (b)	1,285,000	1,464,309
Worcester, MA, Other GO, 5.625%, 8/15/2015 (b)	705,000	808,734
Worcester, MA, State GO:
5.625%, 8/15/2012 (b)	2,560,000	2,978,842
5.625%, 8/15/2013 (b)	2,625,000	3,044,580
		541,676,779
Puerto Rico 2.0%
Puerto Rico, Sales & Special Tax Revenue, Highway and Transportation Authority, Series Y, 6.25%, 7/1/2014	2,000,000	2,496,480
Puerto Rico, State GO, Series A, 5.5%, 7/1/2022 (b)	5,000,000	5,825,750
Puerto Rico, State GO, Highway and Transportation Authority, Series Y, 5.5%, 7/1/2015 (b)	2,500,000	2,980,775
		11,303,005
Total Long-Term Municipal Investments (Cost $490,763,733)		552,979,784
Short-Term Municipal Investments 1.1%
Massachusetts
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority:
Series B, 2.05%*, 7/1/2010 (b) (c)	1,300,000	1,300,000
Series C, 2.05%*, 7/1/2010 (b) (c)	1,900,000	1,900,000
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series D, 2.0%*, 8/1/2017 (c)	4,000,000	4,000,000
Total Short-Term Municipal Investments (Cost $7,200,000)		7,200,000
Total Investment Portfolio - 100.0% (Cost $497,963,733) (a)		560,179,784

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rate as of September 30, 2002.
** Inverse floating rate notes are derivative debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Investments in this type of security involve special risks as compared to investments in a fixed rate municipal security. These securities, amounting to $82,413,969 and aggregating 14.5% of net assets, are shown at their current rate as of September 30, 2002.
*** Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $497,830,628. At September 30, 2002, net unrealized appreciation for all securities based on tax cost was $62,349,156. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $63,921,781 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,572,625.
(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, FHA or MBIA.
(c) Security incorporates a letter of credit or line of credit from a major bank.
(d) At September 30, 2002 these securities have been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at September 30, 2002 amounted to $1,887,288, which represents 0.33% of net assets. Information concerning such restricted securities at September 30, 2002 is as follows:
Security	Acquisition Date	Cost ($)
Massachusetts, Resource Recovery Revenue, Industrial Finance Agency, Solid Waste Disposal, Peabody Monofil Association	12/30/1994	1,840,000

AMT: Subject to alternative minimum tax

ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by US Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At September 30, 2002, open futures contracts sold short were as follows:
Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
US Treasury Bond 10 Year	12/19/2002	440	50,059,079	50,998,750
Total net unrealized depreciation on open futures contracts				(939,671)

At September 30, 2002, open interest rate swaps were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Net Unrealized Depreciation ($)
11/16/2002 5/16/2012	10,000,000+	Fixed-4.395%	Floating - BMA	(920,000)
11/14/2002 8/14/2012	7,500,000++	Fixed-4.879%	Floating - LIBOR	(381,000)
11/19/2002 8/19/2012	7,500,000+++	Fixed-4.64%	Floating - LIBOR	(231,750)
Total net unrealized depreciation on open interest rate swaps				(1,532,750)

Counterparties:

+ Morgan Stanley & Co.
++ Morgan Guaranty Trust Co. of New York
+++ Merrill Lynch Capital Services, Inc.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $497,963,733)	$ 560,179,784
Receivable for investments sold	6,842,800
Interest receivable	8,211,421
Receivable for Fund shares sold	569,300
Total assets	575,803,305
Liabilities
Due to custodian bank	118,361
Payable for investments purchased	2,991,204
Dividends payable	419,930
Payable for Fund shares redeemed	106,520
Payable for daily variation margin on open futures contracts	162,090
Net payable on closed interest rate swaps	945,192
Unrealized depreciation on interest rate swaps	1,532,750
Accrued management fee	268,412
Other accrued expenses and payables	59,830
Total liabilities	6,604,289
Net assets, at value	$ 569,199,016
Net Assets
Net assets consist of: Undistributed net investment income	142,766
Net unrealized appreciation (depreciation) on: Investments	62,216,051
Interest rate swaps	(1,532,750)
Futures	(939,671)
Accumulated net realized gain (loss)	(2,781,202)
Paid-in capital	512,093,822
Net assets, at value	$ 569,199,016

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2002 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($6,094,246 / 402,239 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.15
Class S Net Asset Value, offering and redemption price per share ($544,755,017 / 35,950,444 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.15
Class A Net Asset Value and redemption price per share ($11,980,164 / 790,558 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.15
Maximum offering price per share (100 / 95.50 of $15.15)	$ 15.86
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,568,659 / 301,634 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.15
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,800,930 / 118,833 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.16

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income
Income: Interest	$ 14,647,873
Expenses: Management fee	1,555,494
Administrative fee	403,871
Distribution service fees	29,220
Trustees' fees and expenses	2,474
Other	7,574
Total expenses, before expense reductions	1,998,633
Expense reductions	(1,886)
Total expenses, after expense reductions	1,996,747
Net investment income	12,651,126
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,213,850
Interest rate swaps	(2,337,009)
Futures	(1,120,209)
(2,243,368)
Net unrealized appreciation (depreciation) during the period on: Investments	43,258,001
Interest rate swaps	(1,761,750)
Futures	(939,671)
40,556,580
Net gain (loss) on investment transactions	38,313,212
Net increase (decrease) in net assets resulting from operations	$ 50,964,338

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income	$ 12,651,126	$ 24,320,356
Net realized gain (loss) on investment transactions	(2,243,368)	5,554,645
Net unrealized appreciation (depreciation) on investment transactions during the period	40,556,580	(13,531,022)
Net increase (decrease) in net assets resulting from operations	50,964,338	16,343,979
Distributions to shareholders from: Net investment income: Class AARP	(98,344)	(70,185)
Class S	(12,268,633)	(24,025,369)
Class A	(181,574)	(88,919)
Class B	(57,054)	(27,492)
Class C	(18,161)	(7,094)
Fund share transactions: Proceeds from shares sold	72,669,206	109,560,671
Reinvestment of distributions	7,911,793	14,591,394
Cost of shares redeemed	(41,352,096)	(113,289,847)
Net increase (decrease) in net assets from Fund share transactions	39,228,903	10,862,218
Increase (decrease) in net assets	77,569,475	2,987,138
Net assets at beginning of period	491,629,541	488,642,403
Net assets at end of period (including undistributed net investment income of $142,766 and $115,406, respectively)	$ 569,199,016	$ 491,629,541

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.33	.53
Net realized and unrealized gain (loss) on investment transactions	1.05	(.19)
Total from investment operations	1.38	.34
Less distributions from: Net investment income	(.33)	(.53)
Net asset value, end of period	$ 15.15	$ 14.10
Total Return (%)[c]	9.90**	2.34**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	3
Ratio of expenses (%)	.98*	1.02*
Ratio of net investment income (%)	4.48*	4.69*
Portfolio turnover rate (%)	40*	30
[a] For the six months ended September 30, 2002 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class A shares) to March 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.10	$ 14.29
Income (loss) from investment operations: Net investment income	.27	.44
Net realized and unrealized gain (loss) on investment transactions	1.05	(.19)
Total from investment operations	1.32	.25
Less distributions from: Net investment income	(.27)	(.44)
Net asset value, end of period	$ 15.15	$ 14.10
Total Return (%)[c]	9.44**	1.76**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	2
Ratio of expenses (%)	1.79*	1.82*
Ratio of net investment income (%)	3.67*	3.89*
Portfolio turnover rate (%)	40*	30
[a] For the six months ended September 30, 2002 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class B shares) to March 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
	2002[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.11	$ 14.29
Income (loss) from investment operations: Net investment income	.27	.44
Net realized and unrealized gain (loss) on investment transactions	1.05	(.18)
Total from investment operations	1.32	.26
Less distributions from: Net investment income	(.27)	(.44)
Net asset value, end of period	$ 15.16	$ 14.11
Total Return (%)[c]	9.38**	1.82**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1
Ratio of expenses (%)	1.78*	1.79*
Ratio of net investment income (%)	3.68*	3.92*
Portfolio turnover rate (%)	40*	30
[a] For the six months ended September 30, 2002 (Unaudited).
[b] For the period from June 18, 2001 (commencement of sales of Class C shares) to March 31, 2002.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B and C shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, securities are valued at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Swap Agreements. The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index. Commencing after the effective date, cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. No interest accrues to the Fund until the effective date. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When entering into a closing transaction, the Fund will realize a gain or loss. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce exposure to interest rate fluctuations. For non-hedging purposes, the Fund may use swaps to take advantage of future changes in interest rates.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income	$ 307,869
Undistributed net long-term capital gains	$ 369,314
Capital loss carryforwards	$ -
Unrealized appreciation (depreciation) on investments	$ 19,099,583

In addition, during the year ended March 31, 2002, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from tax-exempt income	$ 24,219,059

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $133,050,320 and $106,071,189, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of the first $400,000,000 of the Fund's average daily net assets, 0.525% of the next $600,000,000 of such net assets and 0.50% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended September 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15%, 0.15%, 0.175%, 0.225% and 0.200% of the average daily net assets for Class AARP, S, A, B and C, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended September 30, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2002
Class AARP	$ 7,066	$ 1,534
Class S	3,491	768
Class A	982	244
Class B	389,223	47,965
Class C	3,109	839
	$ 403,871	$ 51,350

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended September 30, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2002
Class B	$ 11,637	$ 2,612
Class C	3,684	905
	$ 15,321	$ 3,517

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2002	Effective Rate
Class A	$ 8,961	$ 1,887	0.22%
Class B	3,710	845	0.24%
Class C	1,228	355	0.25%
	$ 13,899	$ 3,087

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of the Class A shares for the six months ended September 30, 2002 aggregated $11,234.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2002, the CDSC for Class B and C shares aggregated $1,023 and $83, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investments Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $1,886 for custodian credits earned.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2002		Year Ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	268,110	$ 3,917,950	113,829	$ 1,643,376
Class S	3,925,303	57,048,701	6,939,041	99,316,208
Class A	556,533	8,114,569	405,487*	5,864,612*
Class B	160,531	2,355,543	148,409*	2,136,029*
Class C	83,432	1,232,443	41,788*	600,446*
		$ 72,669,206		$ 109,560,671
Shares issued to shareholders in reinvestment of distributions
Class AARP	3,463	$ 51,046	2,709	$ 38,834
Class S	522,476	7,664,374	1,008,818	14,458,605
Class A	10,508	154,778	5,197*	74,639*
Class B	1,814	26,690	923*	13,215*
Class C	1,012	14,905	426*	6,101*
		$ 7,911,793		$ 14,591,394
Shares redeemed
Class AARP	(23,676)	$ (350,601)	(23,836)	$ (339,667)
Class S	(2,777,908)	(40,587,822)	(7,702,545)	(110,414,979)
Class A	(10,628)	(156,880)	(176,539)*	(2,534,243)*
Class B	(9,988)	(142,532)	(55)*	(859)*
Class C	(7,820)	(114,261)	(5)*	(99)*
		$ (41,352,096)		$ (113,289,847)
Net increase (decrease)
Class AARP	247,897	$ 3,618,395	92,702	$ 1,342,543
Class S	1,669,871	24,125,253	245,314	3,359,834
Class A	556,413	8,112,467	234,145*	3,405,008*
Class B	152,357	2,239,701	149,277*	2,148,385*
Class C	76,624	1,133,087	42,209*	606,448*
		$ 39,228,903		$ 10,862,218

* For the period from June 18, 2001 (commencement of sales of Class A, Class B and Class C shares) to March 31, 2002.

Investment Products and Services

Scudder Funds
Growth Funds
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Blue Chip Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Flag Investors
Communications Fund*
Scudder Global Biotechnology Fund*
Scudder Growth Fund
Scudder Health Care Fund
Scudder Large Company Growth Fund
Scudder Micro Cap Fund*
Scudder Mid Cap Fund*
Scudder Small Cap Fund*
Scudder Technology Fund
Scudder Technology Innovation Fund
Scudder Top 50 US Fund*
Value Funds
Scudder Contrarian Fund
Scudder-Dreman Financial Services Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Flag Investors
Equity Partners Fund*
Scudder Gold & Precious Metals Fund
Scudder Growth and Income Fund
Scudder Large Company Value Fund
Scudder-RREEF Real Estate Securities Fund
Scudder Small Company Stock Fund
Scudder Small Company Value Fund
Multicategory/Asset Allocation Funds
Scudder Asset Management Fund*
Scudder Flag Investors Value Builder Fund*
Scudder Focus Value+Growth Fund
Scudder Lifecycle Mid Range Fund*
Scudder Lifecycle Long Range Fund*
Scudder Lifecycle Short Range Fund*
Scudder Pathway Conservative Portfolio
Scudder Pathway Growth Portfolio
Scudder Pathway Moderate Portfolio
Scudder Target 2012 Fund
Scudder Total Return Fund
International/Global Funds
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder European Equity Fund*
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder International Equity Fund*
Scudder International Select Equity Fund*
Scudder Japanese Equity Fund*
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
Income Funds
Scudder Cash Reserves Fund
Scudder Fixed Income Fund*
Scudder High Income Plus Fund*,**
Scudder High Income Fund***
Scudder High Income
Opportunity Fund****
Scudder Income Fund
Scudder PreservationPlus Fund*
Scudder PreservationPlus Income Fund*
Scudder Short-Term Bond Fund
Scudder Short-Term Fixed Income Fund*
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
** Formerly Deutsche High Yield Bond Fund
*** Formerly Scudder High Yield Fund
**** Formerly Scudder High Yield Opportunity Fund

Scudder Funds (continued)
Tax-Free Income Funds
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High Yield Tax-Free Fund
Scudder Managed Municipal Bond Fund
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder Municipal Bond Fund*
Scudder New York Tax-Free Income Fund
Scudder Short-Term Municipal Bond Fund*
Index-Related Funds
Scudder EAFE ® Equity Index Fund*
Scudder Equity 500 Index Fund*
Scudder Quantitative Equity Fund*
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Select 1000 Growth Fund+
Scudder US Bond Index Fund*

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder RREEF Real Estate Fund, Inc.
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

* On August 19, 2002, these funds changed their names from Deutsche to Scudder.
+ On October 7, 2002, this fund was closed to new investors.

Note: Not all funds are available in all share classes. Consult your advisor for details.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Wilkie Farr & Gallagher

787 Seventh Avenue New York, NY 10019-6099
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02110
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Notes